Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

In connection with the Annual Report of JAG Media Holdings, Inc., a Nevada corporation (the “Company”), on Form 10-K for the fiscal year ended July 31, 2008, as filed with the Securities and Exchange Commission (the “Report”), each of the undersigned officers does hereby certify, pursuant to §906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350), that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: November 13, 2008

By:	/s/ Thomas J. Mazzarisi
	Name:	Thomas J. Mazzarisi
	Title:	Chief Executive Officer

By:	/s/ Stephen J. Schoepfer
	Name:	Stephen J. Schoepfer
	Title:	Chief Financial Officer

[A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.]